Exhibit 32.1

 CERTIFICATION PURSUANT TO RULE 13a-14(b) UNDER THE EXCHANGE ACT

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Jerome E. Ball, Chief Executive Officer of Forward Industries, Inc. certify that, with respect to the Annual Report on Form 10-KSB of Forward Industries, Inc. for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information included in the Report fairly presents, in all material respects, the financial condition and results of operations of Forward Industries.

Dated: November 14, 2003

/s/ JEROME E. BALL Jerome E. Ball
Chief Executive Officer
(Principal Executive Officer)